Frontier MFG Global Equity Fund
SCHEDULE OF INVESTMENTS
September 30, 2019 (Unaudited)

Number of Shares		Value
COMMON STOCKS 92.0%
	Belgium 2.3%
276,165	Anheuser-Busch InBev SA/NV	$26,314,042

	China 5.5%
375,760	Alibaba Group Holding Ltd. - ADR (a)	62,838,345

	France 4.4%
125,986	LVMH Moet Hennessy Louis Vuitton SE	50,073,348

	Germany 3.8%
375,697	SAP SE	44,176,041

	Netherlands 1.0%
101,986	Heineken NV	11,022,629

	Switzerland 7.4%
387,183	Nestle SA	42,006,087
497,313	Novartis AG	43,121,554
		85,127,641
	United Kingdom 3.5%
516,425	Reckitt Benckiser Group PLC	40,282,306

	United States 64.1%
7,222	Alphabet, Inc. - Class A (a)	8,819,073
59,492	Alphabet, Inc. - Class C (a)	72,520,748
241,084	Apple, Inc.	53,995,583
57,459	CME Group, Inc.	12,143,385
273,806	Crown Castle International Corp.	38,061,772
160,730	Eversource Energy	13,737,593
393,175	Facebook, Inc. - Class A (a)	70,016,604
390,338	HCA Healthcare, Inc.	47,004,502
166,901	Mastercard, Inc. - Class A	45,325,305
85,994	McDonald's Corp.	18,463,772
527,795	Microsoft Corp.	73,379,339
222,669	PepsiCo, Inc.	30,527,920
724,679	Starbucks Corp.	64,076,117
103,412	The Estee Lauder Companies, Inc. - Class A	20,573,817
349,828	Visa, Inc. - Class A	60,173,914
303,359	WEC Energy Group, Inc.	28,849,441
470,077	Xcel Energy, Inc.	30,503,297
405,960	Yum! Brands, Inc.	46,048,043
		734,220,225
	Total Common Stocks
	(Cost $708,978,936)	1,054,054,577

SHORT-TERM INVESTMENTS 7.7%
	Bank Deposit Account 7.7%
87,785,426	U.S. Bank Money Market Deposit Account	87,785,426
	Total Short-Term Investments
	(Cost $87,785,426)	87,785,426

	Total Investments 99.7%
	(Cost $796,764,362)	1,141,840,003

	Other Assets and in Excess of Liabilities 0.3%	3,289,659

	TOTAL NET ASSETS 100.0%	$1,145,129,662

(a) Non-Income Producing.
ADR - American Depositary Receipt

Investment Valuation - Equity securities that are traded on a national securities exchange, except for those traded on NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market exchanges (together, “NASDAQ”), for which market quotations are readily available are valued at the last reported sale price on the national securities exchange on which such securities are principally traded. Equity securities that are traded on NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Equity securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent quoted bid price.  Debt securities are valued at the bid price provided by an independent pricing service, which uses valuation methods such as matrix pricing and other analytical pricing models, as well as market transactions and other market inputs. Shares of underlying mutual funds are valued at their respective Net Asset Value ("NAV"). Exchange-traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. Securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. In the case of foreign securities, the occurrence of events after the close of the foreign markets, but prior to the time the Fund's NAV is calculated, will result in a systematic fair value adjustment to the trading prices of foreign securities provided that there is a movement in the markets that exceeds a threshold established by the Board of Directors (the “Board”) and provided the fair value prices exceed a pre-established confidence level. The Fund will also value foreign securities at fair value using fair valuation procedures approved by the Board in the case of other significant events relating to a particular foreign issuer or market.  In such cases, use of fair valuation can reduce an investor's ability to seek to profit by estimating the Fund's NAV in advance of the time the NAV is calculated. The Board has retained an independent fair value pricing service to assist in valuing foreign securities held by the Frontier MFG Global Equity Fund. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser or subadviser pursuant to guidelines established by the Board. The Board has appointed a Valuation Committee to assist the Board in its oversight of the Fund’s valuation procedures.

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities that the Fund has the ability to access
Level 2 — Evaluated prices based on other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities and changes in benchmark securities indices)
Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of inputs used to value the Fund's securities as of September 30, 2019:

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$1,054,054,577	$-	$-	$1,054,054,577
Total Equity	1,054,054,577	-	-	1,054,054,577
Short-Term Investments	87,785,426	-	-	87,785,426
Total Investments in Securities	$1,141,840,003	$-	$-	$1,141,840,003
(a)  See the Fund's Schedule of Investments for sector or country classifications.

Tax Disclosure - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the period, the Fund did not incur any interest or penalties. The Fund has reviewed all open tax years and concluded that there is no effect to any of the Fund's financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund does not have examinations in progress.